UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 8, 2007

Date of Report (Date of Earliest Event Reported)

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE)	001-31255	59-2857021
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive

Bonita Springs, Florida 34134

(Address of Principal Executive Office)

(239) 947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION; AND

ITEM 7.01	REGULATION FD DISCLOSURE

On November 8, 2007, WCI Communities, Inc. issued a press release announcing its earnings for the three and nine months ended September 30, 2007 (the “Press Release”). A copy of this Press Release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	EXHIBITS

(d) Exhibits

Exhibit Number	Title
99.1	Press Release of WCI Communities, Inc., dated November 8, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

Date: November 8, 2007		/S/ JAMES P. DIETZ
	Name:	James P. Dietz
	Title:	Executive Vice President and
Chief Financial Officer

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